UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2006

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective as of October 23, 2006, the Audit Committee of HAPC, INC. (the “Company”) engaged Deloitte & Touche LLP as its independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending December 31, 2006. The Audit Committee approved the appointment of Deloitte & Touche LLP to replace Miller, Ellin and Company, LLP, the Company’s previous independent registered public accounting firm, who was dismissed on October 23, 2006.

The reports of Miller, Ellin and Company, LLP on the Company’s balance sheets as of December 31, 2005 and April 18, 2006 and the related statements of operations, stockholders equity (deficit) and cash flows for the periods from August 15, 2005 (inception) to December 31, 2005, from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods from August 15, 2005 (inception) through December 31, 2005 and from January 1, 2006 through April 18, 2006, there were no disagreements with Miller, Ellin and Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Miller, Ellin and Company, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s balance sheets as of December 31, 2005 and April 18, 2006 and the related statements of operations, stockholders equity (deficit) and cash flows for the periods from August 15, 2005 (inception) to December 31, 2005, from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006. During the periods from August 15, 2005 (inception) through December 31, 2005, from January 1, 2006 through April 18, 2006 and for the subsequent interim period from April 19, 2006 through October 23, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to Miller, Ellin and Company, LLP and requested that Miller, Ellin and Company, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 27, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Prior to the engagement of Deloitte & Touche LLP, neither the Company nor anyone on behalf of the Company consulted with Deloitte & Touche LLP during the periods from August 15, 2005 (inception) through December 31, 2005, from January 1, 2006 through April 18, 2006 and for the subsequent interim period from April 19, 2006 through October 23, 2006, in any manner regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Miller, Ellin and Company, LLP, dated October 27, 2006, to the U.S. Securities and Exchange Commission

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin Enright
Name:	Erin Enright
Title:	Chief Financial Officer

Dated: October 27, 2006

EXHIBIT LIST

Exhibit No.	Description
16.1	Letter from Miller, Ellin and Company, LLP, dated October 27, 2006, to the U.S. Securities and Exchange Commission